UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  SEPTEMBER 11, 2003



                                 POKER.COM INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)



             Florida                    0-29219               98-0199508
--------------------------------    ----------------      -------------------
  (State or other jurisdiction      (Commission File        (IRS Employer
of incorporation or organization)        Number)          Identification No.)


    Suite 630, 1188 W. Georgia Street
   Vancouver, British Columbia, Canada                    V6E 4A2
----------------------------------------     -----------------------------------
 (Address of principal executive offices)                (Zip Code)



      Issuer's telephone number
        (including area code)                          (604) 689-5998




------------------------------------------     ---------------------------------
 (Former name, former address and former                  (Zip Code)
fiscal year, if changed since last report)


Check whether the issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and
(2) has been subject to such filing requirements for the past 90 days.


Yes  [X]     No  [ ]

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

No events to report.


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

No events to report.


ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

No events to report.


ITEM 4.  CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT

No events to report.


ITEM 5.  OTHER EVENTS

     On September 9, 2003, Poker.com Inc, held its Annual Meeting of Shareholders at the Bellingham Cruise Terminal, Conference Room B - 355 Harris Avenue Bellingham, WA. A majority of Poker.com's capital stock approved the following matters

i). The reelection of Keith Andrews and Cecil Morris as directors of Poker.com Inc, with terms expiring at the 2004 annual meeting, or until their successors have been elected and qualified.
ii). Appoint of Pannell Kerr Forster as independent Certified Public Accountants for the Fiscal Year Ending December 31, 2003
iii).The name change of the company from Poker.com Inc, to Legalplay Inc, or any other name that is approved by local authorities, has been approved.

     Attached as Exhibit 99.1 to this filing is a copy of Poker.com Inc press release of September 10, 2003 announcing the results of the meeting and its wholly owned subsidiary SkillPoker.com Inc. will be launching the SkillPoker system on Wednesday September 17, 2003 at 12:00 PM EST to the general public.


ITEM 6.  RESIGNATION OF REGISTRANTS DIRECTOR

No events to report.


ITEM 7.  FINANCIAL STATEMENTS

No events to report.


ITEM 8.  CHANGE IN FISCAL YEAR

No events to report.

ITEM 9.  REGULATION FD DISCLOSURE.

No events to report.

ITEM 10. AMENDMENTS TO REGISTRANT'S CODE OF ETHICS, OR WAIVER OF PROVISION OF THE CODE OF ETHICS

No events to report.

ITEM 11.  TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT
PLANS

No events to report.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

No events to report.


Exhibits:
---------
         99.1    News Release issued by the Company on September 10, 2003.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


POKER.COM, INC.


/s/ Mark Glusing
-------------------------------------------
Mark Glusing, President


September 10, 2003
-------------------------------------------
Date


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